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                                                                     EXHIBIT 4.1

   WHP                      WELLCARE HEALTH PLANS, INC.

               Established Under the Laws of the State of Delaware

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
              COMMON STOCK
    THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE SIDE FOR CERTAIN  DEFINITIONS
CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY                   CUSIP 94946T 10 6
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    This Certifies that

                                [WELLCARE LOGO]

    is the owner of

              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE OF $.01 PER SHARE,OF

                           WELLCARE HEALTH PLANS,INC.

(the "Corporation"). The holder and every transferee or assignee of this Certificate or of the Shares evidenced by this Certificate or of any interest therein accepts and agrees to be bound by the terms, conditions and limitations of the Certificate of Incorporation of the Corporation, the Bylaws of the Corporation and the laws of the State of Delaware, all as amended. This Certificate and the Shares represented hereby are transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered with the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

   /s/ Todd S. Farha                         COUNTERSIGNED AND REGISTERED:
  President and Chief Executive Officer      EQUISERVE TRUST COMPANY, N.A.
                                               TRANSFER AGENT AND REGISTRAR
                                           By:
                                               AUTHORIZED SIGNATURE

   /s/ Thaddeus Bereday            [WELLCARE HEALTH PLANS, INC. SEAL]
       Secretary


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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
STOCK.THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM - as tenants in common                 UNIF GIFT MIN ACT- __________ Custodian ___________
  TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
  JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
            survivorship and not as tenants                         Act _____________
            in common                                                      (State)
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     Additional abbreviations may also be used though not in the above list.

  For Value Received, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                               _________________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED,THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.